                                                                   Exhibit 10.14
                                                                   -------------

                          SCHEDULE OF MATERIAL TERMS
                          --------------------------


-------------------------------------------------------------------------
Name                Warrant Number    Date of Issuance   Number of Shares
----------------   ----------------   ----------------   ----------------
-------------------------------------------------------------------------
Dan Purjes                 1            June 5, 1998               31,921
-------------------------------------------------------------------------
Matthew Balk               2            June 5, 1998                7,186
-------------------------------------------------------------------------
Lawrence Rice              3            June 5, 1998                6,718
-------------------------------------------------------------------------
Estate of                  4            June 5, 1998                5,708
Peter Scheib
-------------------------------------------------------------------------
Charles Rodin              5            June 5, 1998                4,760
-------------------------------------------------------------------------
Averell Satloff            6            June 5, 1998                4,136
-------------------------------------------------------------------------
Michael Loew               7            June 5, 1998                1,668
-------------------------------------------------------------------------
Frank Garriton             8            June 5, 1998                1,537
-------------------------------------------------------------------------
Paul Fitzgerald            9            June 5, 1998                  214
-------------------------------------------------------------------------


          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                  EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT
-------------------------------------------------------------------------


Warrant No. _____                        Number of Shares:  _________
                                         (subject to adjustment)
Date of Issuance: June 5, 1998


                         SATCON TECHNOLOGY CORPORATION
                         -----------------------------

                         Common Stock Purchase Warrant
                         -----------------------------

                        (Void after November 11, 1999)


     SatCon Technology Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that ___________________, or his registered assigns

(the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before November 11, 1999 at not later than 5:00 p.m. (Boston, Massachusetts time), _______ shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $11.43 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

    1.    Exercise.
          --------

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered
   ---------
Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

              (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

              (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

     2.   Adjustments.
          -----------

          (a) General.  The Purchase Price shall be subject to adjustment from
              -------
time to time pursuant to the terms of this Section 2.

          (b) Diluting Issuances.
              ------------------

              (i) Special Definitions.  For purposes of this subsection 2(b),
                  -------------------
the following definitions shall apply:

                  (A) "Option" shall mean rights, options or warrants to
                       ------
subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in clause (III) of subsection 2(b)(i)(D) below.

                  (B) "Original Issue Date" shall mean the date on which this
                       -------------------
Warrant was first issued.

                  (C) "Convertible Securities" shall mean any evidences of
                       ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (D) "Additional Shares of Common Stock" shall mean all shares
                       ---------------------------------
of Common Stock issued (or, pursuant to subsection 2(b)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                      (I) upon conversion of shares of Preferred Stock outstanding on the Original Issue Date;

                      (II) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by the foregoing clause (I) or this clause (II); or

                      (III) to employees or directors of, or consultants to, the Company pursuant to a plan adopted by the Board of Directors of the Company.

             (ii) No Adjustment of Purchase Price.  No adjustments to the
                  -------------------------------
Purchase price shall be made unless the consideration per share (determined pursuant to subsection 2(b)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

          (iii)   Issue of Securities Deemed Issue of Additional Shares of
                  --------------------------------------------------------
Common Stock.  If the Company at any time or from time to time after the
------------
Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subsection 2(b)(v) hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (A) No further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                  (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                  (C) Upon the expiration or termination of any unexercised Option, the Purchase Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

                  (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                  (E) No readjustment pursuant to Clause (B) or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

             (iv) Adjustment of Purchase Price Upon Issuance of Additional
                  --------------------------------------------------------
Shares of Common Stock.  In the event the Company shall at any time after the
----------------------
Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 2(b)(iii), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in subsection 2(c)), without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by dividing (A) the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issue, multiplied by the Purchase Price in effect immediately prior to such issue, and (2) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination by (B) the total number of shares of Common Stock outstanding immediately after such issue; provided that, (i) for
                                                       -------------
the purpose of this subsection 2(b)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding (other than shares excluded from the definition of "Additional Shares of Common Stock" by virtue of clause (III) of subsection 2(b)(i)(D)), and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

          Notwithstanding the foregoing, the applicable Purchase Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

              (v) Determination of Consideration. For purposes of this
                  ------------------------------
subsection 2(b), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) Cash and Property:  Such consideration shall:
                      -----------------

                      (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                      (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                      (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                  (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 2(b)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                      (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                      (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

             (vi) Multiple Closing Dates.  In the event the Company shall
                  ----------------------
issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (c) Recapitalizations.  If outstanding shares of the Company's Common
              -----------------
Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (d) Mergers, etc.  If there shall occur any capital reorganization or
              ------------
reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(c) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (e) Adjustment in Number of Warrant Shares.  When any adjustment is
              --------------------------------------
required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (f) Certificate of Adjustment.  When any adjustment is required to be
              -------------------------
made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

     3.   Fractional Shares.  The Company shall not be required upon the
          -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash.

     4.   Requirements for Transfer.
          -------------------------

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

          (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

     5.   No Impairment.  The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6.   Liquidating Dividends.  If the Company pays a dividend or makes a
          ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

     7.   Notices of Record Date, etc.  In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     8.   Reservation of Stock.  The Company will at all times reserve and keep
          --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company agrees that, upon the exercise of this Warrant and payment of the Purchase Price therefor, the Warrant Shares shall not be subject to the preemptive rights of any stockholder of the Company.

     9.   Exchange of Warrants.  Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Registered Holder's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     10.  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11.  Transfers, etc.
          --------------

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II
                                                                 ----------
hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this
                                        --------  -------
Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12.  Registration Rights
          -------------------

          (a) At any time commencing on the date of this Warrant, the Registered Holders representing a Majority (as hereinafter defined) of Warrant Shares shall have the right, exercisable by written notice to the Company, to require the Company to use its best efforts to prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion only and at the expense of the Company, a registration statement on Form S-3 and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Registered Holders, in order to comply with the provisions of the Securities Act (hereinafter, a "Demand Registration Statement"), so as to permit a non-underwritten public offering and sale of their Warrant Shares for 90 days by any such Registered Holders and any other Registered Holders who notify the Company of their decision to join therein within 10 days after receiving notice from the Company pursuant to Section 12(b) below.

          (b) The Company covenants and agrees to give written notice of any registration request under this Section 12 to all Registered Holders within 10 days from the date of the receipt of any such registration request.

          (c) Notwithstanding the provisions of Section 12, the Company may by written notice to the Registered Holders (x) delay filing a Demand Registration Statement requested by a Registered Holder (a "Delayed Demand Registration Statement") or (y) require that the Registered Holders immediately cease sales of shares under any effective Registration Statement ("Suspended Registration Statement"), in any period during which the Company is engaged in (i) a registered public offering of the Company, or (ii) any activity or transaction or preparations or negotiations for any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with any such Registration Statement would require disclosure of the Company Activity; provided, that, (i) in the aggregate, all such delays of filing a Delayed Demand Registration Statement and/or cessations of sales under Suspended Registration Statements shall not exceed 150 days in any 12-month period and (ii) the Company shall cause any Suspended Registration Statement to remain effective for one additional day for each day, or any portion of a day, that the Registered Holders were required to cease sales of shares thereunder.

          (d) If the Company requires the Registered Holders to cease sales of shares pursuant to Section 12(c) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, give written notice to the Registered Holders that such circumstance has terminated and that they may resume sales pursuant to the Suspended Registration Statement. If the prospectus included in such Suspended Registration Statement has been amended to comply with the requirement of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Registered Holders given pursuant to this Section 12(d), and the Registered Holders shall make no offers or sales of shares pursuant to such Suspended Registration Statement other than by means of such revised prospectus.

          (e) Whenever the Company proposes to file a Registration Statement (other than a Demand Registration Statement and a Registration Statement covering shares to be sold solely for the account of other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration ("Other Holders")) at any time and from time to time, it will, prior to such filing, give written notice to the Registered Holders of its intention to do so; provided, that no such notice need be given if no Warrant Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 12(f). Upon the written request of a Registered Holder or Registered Holders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of the Warrant Shares), the Company shall use its best efforts to cause all Warrant Shares which the Company has been requested by such Registered Holder or Registered Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Registered Holder or Registered Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 12(e) without obligation to any Registered Holder.

          (f) If the registration for which the Company gives notice pursuant to
Section 12(e) is a registered public offering involving an underwriting, the Company shall so advise the Registered Holders as a part of the written notice given pursuant to Section 12(e). In such event, the right of any Registered Holder to include its Warrant Shares in such registration pursuant to Section 12 shall be conditioned upon such Registered Holder's participation in such underwriting on the terms set forth herein. All Registered Holders proposing to distribute their securities through such underwriting shall (together with the Company, Other Holders, and any officers or directors distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this
Section 12, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Warrant Shares to be included in the registration and underwriting. The Company shall so advise all Registered Holders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by officers and directors of the Company (other than

Warrant Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Registered Holders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock which they held at the time the Company gives the notice specified in Section 12(e). If any Registered Holder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Registered Holders and Other Holders pro rata in the manner described in the preceding sentence. If any Registered Holder or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (g) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 12, to include any Warrant Shares in a Registration Statement if such Warrant Shares can then be sold pursuant to Rule 144(k) under the Securities Act and represent less than 1% of the then outstanding shares of Common Stock.

          (h) For purposes of this Warrant, the term "Majority" in reference to the Registered Holders of Warrant Shares shall mean the Registered Holders of Warrant Shares who, assuming the immediate exercise of all of the outstanding Warrants for Common Stock, would hold in excess of fifty-one percent (51%) of the Common Stock then issued or issuable pursuant to Warrants that (i) are not held by the Company, an affiliate or officer thereof or any of their respective affiliates, members of their family or persons acting as their nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act.

     13.  Mailing of Notices, etc.  All notices and other communications from
          -----------------------
the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     14.  No Rights as Stockholder.  Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     15.  Change or Waiver.  This Warrant is one of a series of Warrants issued
          ----------------
and to be issued by the Company in replacement of certain $11.55 common stock purchase warrants issued by the Company to Josephthal Lyon & Ross Incorporated ("Josephthal") (and subsequently assigned by Josephthal to the Registered Holders) in connection with the company's initial public offering of securities in November 1992 (collectively, the "Company Warrants"). Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least a Majority of the Registered Holders of the Warrant Shares; provided that any such amendment or waiver must
                               --------
apply to all Company Warrants then outstanding; and provided further that the
                                                    -------- -------
number of Warrant Shares subject to this Warrant and the Purchase Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Purchase Price).

     16.  Headings.  The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     17.  Governing Law.  This Warrant will be governed by and construed in
          -------------
accordance with the laws of The Commonwealth of Massachusetts.

     18.  Integration.  This Warrant embodies the entire agreement and
          -----------
understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.



                              SATCON TECHNOLOGY CORPORATION



                              By:  /s/   David B. Eisenhaure
                                 --------------------------------

                              Name:      David B. Eisenhaure
                                   ------------------------------

                              Title:     President
                                    -----------------------------

                                                                       EXHIBIT I
                                                                       ---------


                                 PURCHASE FORM
                                 -------------


To: SatCon Technology Corporation                           Dated:______________


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ____), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________ in cash, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                              Signature:__________________________

                              Name:_______________________________

                              Address:____________________________

                                      ____________________________

                                                                      EXHIBIT II
                                                                      ----------


                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ___) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                    Address                 No. of Shares
----------------                    -------                 -------------



Dated:______________     Signature:_______________________________

Dated:______________     Witness:_________________________________